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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2001


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


           NEVADA                        0-26176                 88-0336997
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


       5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                                          80120
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:              (303) 723-1000


ITEM 5. OTHER EVENTS

         EchoStar completes $50 million investment in StarBand Communications Inc. See press release attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ECHOSTAR COMMUNICATIONS CORPORATION



Dated: September 28, 2001                   By: /s/ Michael R. McDonnell
                                            ------------------------------------
                                            Michael R. McDonnell,
                                            Senior Vice President and Chief
                                            Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

99.1                Press Release, dated September 27, 2001, issued by EchoStar
                    Communications Corporation announcing completion of $50 million investment in Starband Communications Inc.